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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2002
                                                        ------------------


                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


         New York                        333-68848               13-3840732
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(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)


              300 Tice Boulevard
              Woodcliff Lake, NJ                            07675
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  (Address of principal executive offices)                 Zip Code



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

         Filing of Legality and Tax Opinions

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 2002-3 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
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  (99.1)                                      Legal Opinion


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHASE FUNDING, INC.

Date: September 20, 2002

                                           By: /s/ Michael P. Crilley
                                               ------------------------------
                                               Name:  Michael P. Crilley
                                               Title: Vice President



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                                INDEX TO EXHIBITS


Exhibit No.                    Description                       Page
-----------                    -----------                       ----

(99.1)                         Legal Opinion                     5